BancAnalysts Association of Boston Conference Aleem Gillani, Chief Financial Officer, SunTrust Banks, Inc. November 2, 2012

2 Important Cautionary Statement About Forward-Looking Statements The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2011 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation may contain forward-looking statements. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potential” or “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Item 1A of Part II of our 10-K and in other periodic reports that we file with the SEC. Those factors include: we may not achieve targeted level of expense reductions and efficiency goals; if in the future we incur additional loan losses, then we will need to record additional mortgage repurchase provision expense; if in the future we receive greater levels of mortgage repurchase requests than expected, then we may will need to record additional mortgage repurchase provision expense; difficult market conditions have adversely affected our industry; concerns over market volatility continue; the Dodd-Frank Act makes fundamental changes in the regulation of the financial services industry, some of which may adversely affect our business; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; emergency measures designed to stabilize the U.S. banking system are beginning to wind down; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we will realize future losses if the proceeds we receive upon liquidation of nonperforming assets are less than the carrying value of such assets; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks related to originating and selling mortgages. We may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural or man-made disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; the soundness of other financial institutions could adversely affect us; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on your common stock; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, our operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations and require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

3 Parallel Paths to Progress Strengthened the Balance Sheet and Improved Risk Profile Positioned for Better Core Performance Significant Credit and Capital Position Improvements Reduced Higher-Risk Loans by $15B1 Better Diversified the Balance Sheet Further De-risked the Balance Sheet through Nonperforming and Delinquent Loan Sales Increased Mortgage Repurchase Provision Implemented More Powerful Client Analytic Tools Invested in Technology and Select Businesses Garnered Best in Class Client Loyalty Enhanced Management Team Improving Core Performance and Operating Efficiency 1. Reflects decreases from 4Q 08 in higher-risk mortgage products including prime 2nds, residential construction, and Alt-A, in addition to higher-risk home equity including high LTV lines (includes Florida lines > 80% LTV and other lines > 90% LTV), brokered home equity, and home equity loans. Data includes performing and nonperforming loans

4 Underlying Business Drivers Trending Favorably Higher-risk2 17% CDs 17% Performing Loans up $10B, or 8%, Driven by Targeted Categories1 Deposits up $2B, or 2%; Growth from Low Cost Accounts1 Revenue Up Despite Challenging Environment Focus on Expense Management Credit and Capital Metrics Continue To Improve5 C&I 12% Consumer 22% DDA 19% Savings 12% Core Revenue 3 8% Mortgage Production Volume 48%4 Record CIB Revenue Tier 1 Common Ratio 9.8% $300MM Annualized PPG Savings Achieved NPLs 47% 1. Balance sheet growth statistics reflect 3Q 12 average balances vs. 3Q 11, except higher-risk loans which reflect 3Q 2012 period-end vs. 3Q 11 period-end 2. Additional detail on higher-risk loans provided on slide 3 3. Based on September 30, 2012 YTD results as compared to September 30, 2011 YTD. “Core” excludes items that are less likely to be recurring and those that are cyclically high. Reported revenue and expense were up 27% and 5%, respectively. Please refer to the appendix for adjustment detail 4. Based on September 30, 2012 YTD results vs. September 30, 2011 YTD 5. Change in credit metrics reflect 3Q 12 vs. 3Q 11. Tier 1 Common Ratio estimated Core Expenses 3 2%

5 The Current Operating Environment Challenges Prolonged Low Interest Rate Environment Resulting in Asset Yield Compression Recovering, But Not Robust, Economy Uneven Loan Demand Due to General Uncertainty Lower Deposit Rates Paid Further Reduction of Cyclically-high Costs and Loan Loss Provision Strong Mortgage Production Expense Reduction Efforts Opportunities

6 Excellence in Execution Building a Performance Driven Culture Corporate Strategic Priorities Improve Efficiency Deepen Share of Wallet and Drive Market Share Optimize the Balance Sheet and Business Mix

Diversified Business Structure

YTD Revenue Distribution[1]



4%
10%
45%
40%
Consumer and PWM
Wholesale
Mortgage
Corporate Other

Consumer Banking and Private Wealth Management

- "Monetize" loyalty via meeting more client needs
- Drive further efficiencies–YTD expenses down 3%
- Expand Consumer lending presence–YTD production up 15%
- Generate growth in targeted segments/businesses

Wholesale Banking

- Continue to generate above average growth–YTD net income up 95%
- Expand CIB in targeted industry and product areas–record YTD performance
- Deepen existing relationships and expand pace of acquisition for smaller commercial clients
- Capitalize on CRE opportunity via focused asset classes and selected markets

Mortgage Banking

- Continue to capitalize upon favorable market conditions– YTD production up 48%
- Maintain focus on areas that will drive long-term success - channel optimization and purchase market
- Continued resolution of legacy issues

1. Excludes all securities gains

Note: May not sum to 100% due to rounding

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SunTrust

8 Diverse Revenue Streams YTD 2012 Revenue (FTE)1 YTD 2012 Noninterest Income1 1. Excludes all securities gains

9 Loan Portfolio is More Diverse and Lower Risk Changing Composition–Decreases in Real Estate and Increases in C&I, Guaranteed, and Consumer Loan Portfolio Composition – 9/30/12 Total Loans: $122B Loan Portfolio Composition – 12/31/09 Total Loans: $114B C&I 43% Consumer 11% Guaranteed 9% Residential Mortgage (Non Guaranteed) 20% Home Equity 12% CRE 4% Construction 1% ¹ ² C&I 39% Consumer 8%Guaranteed 3% Residential Mortgage (Non Guaranteed) 23% Home Equity 15% CRE 6% Construction 6% ¹ ² ³³ 1. Consumer includes direct consumer loans (other than student guaranteed), consumer indirect loans and consumer credit cards 2. Guaranteed includes guaranteed student loans and guaranteed residential mortgages 3. Construction includes both commercial and residential construction

10 60.5% 60.8% 60.5% 58.1% 57.2% 56.9% 57.4% 57.4% 8.7% 10.5% 12.1% 17.6% 11.2% 11.4% 17.8% 6.5% 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 3Q 12 with $10MM Mtg. Repurch. ProvisionExcluding Cyclically High Items Cyclically High Items Core Efficiency Ratio Improvement1 69.3% 71.3% 72.7% 75.7% 68.4% 68.3% 75.2% 63.9% Improved Core Earnings Power Driving Lower Efficiency Ratio; Normalization of Cyclically High Items Also Expected to Drive Future Declines 1. Calculated on a tangible basis and excluding certain items that are material and potentially nonrecurring. The GAAP efficiency ratios were 67.8%, 70.2%, 71.0%, 81.4%, 69.5%, 68.8%, and 44.9% in 1Q 11, 2Q 11, 3Q 11, 4Q 11, 1Q 12, 2Q 12, and 3Q 12, respectively. Please refer to the appendix for the GAAP reconciliations 2. Reflects the potential normalized level for the mortgage repurchase provision. Please refer to the appendix for additional detail Note: Totals may not foot due to rounding 2

11 $83 $257 $267 $45 $300 $264 $177 $18 $208 $211 $176 $84 $72 $63 $67 2006 2010 2011 2012 Detail on Credit-related Expenses and Operating Losses Other Real Estate Driven by legal rulings, compensatory fees, specific operating losses and fraud Driven by write downs on bank owned property, gains/losses on disposition, and appraisals and property management Front end expenses related to the underwriting and origination of loans Expenses (taxes, insurance, legal, maintenance, foreclosure, and liquidation) on loans in portfolio or serviced for others that are delinquent but not yet in ORE ($ millions) 1. YTD annualized, as of September 30, 2012 Note: Totals may not foot due to rounding 1 Collections Expenses Credit Expenses Operating Losses $147 $662 $795 $687

12 $2,179 $1,624 $1,197 558 745 807 2010 2011 2012 Mortgage NPL Inflows Age of 120+ DPD Mortgages $208 $211 $176 100 93 72 2010 2011 2012 Collections Expense ($ millions) Total 120+ DPD Units (indexed to 2010) Other LOBs 29% STI Portfolio Serviced for Others Collections Expense 1. Reflects September 2012 YTD expenses 2. Expense and 120+ DPD units represent STI portfolio and loans serviced for others. Number of units as of September 30, 2012. Expenses reflect YTD, annualized 3. 2012 NPL inflows reflect YTD, annualized 4. Reflects average age of STI owned mortgages that are at least 120+ DPD ($ millions) Expense Primarily Relates to the Mortgage LOB1 Collections Expense is Largely Driven by Number of Delinquent Mortgages2 Mortgage LOB 71% Fewer NPL Inflows3 and Prolonged Foreclosure Proceedings = Aging of the Foreclosure Pipeline 4

13 $281 $299 $186 $315 $180 $119 $300 $264 $177 2010 2011 2012 Wholesale OREO Balances Other OREO Balances OREO Expenses Wholesale 86% OREO Expense 1. Expenses for the nine months ended September 30, 2012 2. Expenses reflect 2012 YTD, annualized, while balances are as of September 30, 2012 3. NPL inflows and outflows reflect September 2012 YTD data annualized 2012 Expense Primarily Relates to the Wholesale LOB1 Wholesale NPL Outflows Exceeding Inflows3 Expense Has Begun to Fall Along with the Wholesale OREO Balance2 Other 14% ($ millions) $1,588 $1,015 $573 $1,862 $1,796 $1,156 2010 2011 2012 Wholesale NPL Inflows Wholesale NPL Outflows

14 Attractive Footprint Structured to Meet Clients’ Needs Strengthened Balance Sheet Improved Risk Profile Diverse Revenue Streams Ample Organic Growth Opportunities Business Drivers Trending Favorably Solid Capital Position Cyclically High Expenses Beginning to Normalize SunTrust is Well Positioned

Appendix

GAAP Reconciliations

($ millions)	1Q 11	2Q 11	3Q 11	4Q 11	1Q 12	2Q 12	3Q 12	YTD 2011	YTD 2012	% Growth
Reported (GAAP) Basis										
Total Revenue - FTE	$2,160	$2,198	$2,196	$2,047	$2,218	$2,246	$3,843	$6,554	$8,307	27%
Total Noninterest Expense	1,465	1,542	1,560	1,667	1,541	1,546	1,726	$4,567	$4,813	5%
Amortization of Intangibles	11	12	11	9	11	11	17			
Efficiency Ratio	67.8%	70.2%	71.0%	81.4%	69.5%	68.8%	44.9%			
Tangible Efficiency Ratio	67.3%	69.6%	70.5%	81.0%	69.0%	68.3%	44.5%			
Adjusted Basis [1]										
Reported Revenue	$2,160	$2,198	$2,196	$2,047	$2,218	$2,246	$3,843			
Adjustment Items:										
Securities Gains	64	32	2	19	18	14	1,941			
3Q 12 Student and Ginnie Mae Loan Sale (Losses)	-	-	-	-	-	-	(92)			
Fair Market Value Adjustments	14	(1)	(17)	(13)	2	1	2			
STI Debt Valuation	(20)	17	65	17	(16)	(1)	(41)			
SunTrust Index-linked CDs (SILC)	(11)	8	13	0	(6)	(1)	(6)			
Auction Rate Securities	16	4	(4)	0	(1)	-	4			
Fair Value Adjustments	(4)	(9)	4	(1)	(1)	6	5			
HARP 2.0 MSR Valuation Adjustment	-	-	-	(38)	-	-	-			
Adjusted Revenue	$2,100	$2,147	$2,133	$2,063	$2,223	$2,226	$2,030	$6,380	$6,480	2%
Reported Noninterest Expense										
Adjustment Items:	$1,465	$1,542	$1,560	$1,667	$1,541	$1,546	$1,726			
Affordable Housing Writedown	-	-	-	10	-	-	96			
Charitable Contribution of KO Shares	-	-	-	-	-	-	38			
Real Estate Charge	-	-	-	-	-	-	17			
Goodwill Impairment	-	-	-	-	-	-	7			
(Gain) / Loss on Debt Extinguishment	(1)	(1)	(1)	-	-	13	2			
Pension Curtailment, net of 401(k) Contribution	-	-	-	(60)	-	-	-			
Severance	-	-	-	27	10	1	29			
Potential Mortgage Servicing Settlement	-	-	-	120	-	-	-			
Adjusted Expense	$1,466	$1,543	$1,561	$1,570	$1,531	$1,532	$1,537	$4,570	$4,601	1%
Efficiency Ratio - Adjusted Basis	69.8%	71.9%	73.2%	76.1%	68.9%	68.8%	75.7%			
Tangible Efficiency Ratio - Adjusted Basis	69.3%	71.3%	72.7%	75.7%	68.4%	68.3%	75.2%			

1. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that may be more easily compared to other institutions

Note: Totals may not foot due to rounding

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SunTrust

GAAP Reconciliations (Continued)

($ millions)	1Q 11	2Q 11	3Q 11	4Q 11	1Q 12	2Q 12	3Q 12	YTD 2011	YTD 2012	% Growth
Impact of Cyclically High Items [2]										
Adjusted Revenue	$2,100	$2,147	$2,133	$2,063	$2,223	$2,226	$2,030			
Cyclically High Items:										
Mortgage Repurchase Provision	(80)	(90)	(117)	(215)	(175)	(155)	(371)			
Adjusted Revenue, Excl. Cyclically High Items	$2,180	$2,237	$2,250	$2,278	$2,398	$2,381	$2,402	$6,667	$7,181	8%
Adjusted Expense	$1,466	$1,543	$1,561	$1,570	$1,531	$1,532	$1,537			
Cyclically High Items:										
Collections Expense	39	45	54	74	38	45	48			
Other Real Estate	69	64	62	68	50	52	30			
Operating Losses	27	62	72	97	60	69	71			
Adjusted Expense, Excl. Cyclically High Items	$1,331	$1,372	$1,373	$1,331	$1,382	$1,366	$1,388	$4,075	$4,137	2%
Efficiency Ratio - Adjusted, Excl. Cyclically High Items	61.0%	61.3%	61.0%	58.4%	57.6%	57.4%	57.8%			
Tangible Efficiency Ratio - Adjusted, Excl. Cyclically High Items	60.5%	60.8%	60.5%	58.1%	57.2%	56.9%	57.4%			
Impact Due to Cyclically High Items [3]	8.7%	10.5%	12.1%	17.6%	11.2%	11.4%	17.8%			
Memo: Impact of Cyclically High Items if 3Q 12 Mortgage Repurchase Provision was $10MM										
Tangible Efficiency Ratio - Adjusted Basis [4]							63.9%			
Impact of Cyclically High Items [3]							6.5%			

2. Cyclically high items are recurring in nature but higher in a recessionary cycle. Excluding these items is intended to provide management and investors information on the impacts that the cyclical items have on revenue, expenses, and earnings. It also facilitates analysis of the company's effectiveness in managing its revenue and expenses
3. Reflects the difference between the Tangible Efficiency Ratio - Adjusted Basis and the Tangible Efficiency Ratio - Adjusted, Excluding Cyclically High Items
4. The mortgage repurchase provision is expected to be approximately $10 million in future quarters. The Tangible Efficiency Ratio - Adjusted Basis for 3Q 12 would have been 63.9% if the 3Q 12 mortgage repurchase provision were $10 million instead of $371 million. This calculation is useful to management and investors as it provides a perspective on the impact that the mortgage repurchase provision had on the 3Q 12 efficiency ratio relative to its potential impact in future quarters

Note: Totals may not foot due to rounding

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